SUPPLEMENT DATED APRIL 30, 2012
TO

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

On April 2, 2012, shareholders approved the merger of the Invesco V.I. Capital Appreciation Fund into the Invesco Van Kampen V.I. Capital Growth Fund after the close of business on April 27, 2012. Therefore, Invesco V.I. Capital Appreciation Fund is no longer available for investment and all references to the fund are hereby deleted from the prospectus.

Effective immediately, the Invesco Van Kampen V.I. Capital Growth Fund has changed its name to Invesco Van Kampen V.I. American Franchise Fund.

Please retain this supplement with your prospectus for future reference.

Futurity (NY) 4/2012